Bank Borrowings and Banking Facilities	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
7.	Bank Borrowings and Banking Facilities

The subsidiaries of the Company have credit facilities with various banks representing import loans, trust receipt, documentary credits, loans and overdraft. As of December 31, 2014 and 2015, these facilities totaled HK$380,200 and HK$380,200, respectively, of which HK$330,200 and HK$350,977 were unused as of December 31, 2014 and 2015, respectively. These facilities are granted with the provision of corporate and personal guarantees jointly by the Company, a subsidiary and a director of the Company to the banks.

As of December 31, 2014 and 2015, bank borrowings consisted of HK$Nil import loans and HK$50,000 bank loan, HK$652 import loans and HK$28,571 bank loan, respectively. All of the outstanding balances were supported by the facilities mentioned above. Import loans were granted from five and five banks as of, December 31, 2014 and 2015, respectively, as a kind of invoice financing with terms ranged from 3 to 6 months on top of the suppliers’ credit terms or invoice date. The interest margin thereon ranged from 1.25% to 1.88% per annum. Details of the bank loans were set out as follows:

During the year ended December 31, 2014, under the term loan of HK$50,000 granted by the Bank of Tokyo-Mitsubishi UFJ, Ltd. bearing an interest rate of 1.5% per annum above HIBOR, an amount of HK$50,000 was outstanding which is repayable by 7 quarterly installments of HK$7,143 commencing on April 29, 2015. As of December 31, 2015, an amount of HK$28,571 was outstanding.

The weighted average interest rates on the bank loans for the years ended December 31, 2013, 2014 and 2015 were 1.70%, 2.8% and 1.8% per annum, respectively.